UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 18, 2007

CMS Energy Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-09513	38-2726431
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Consumers Energy Company
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-05611	38-0442310
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 21, 2007, Consumers Energy Company ("Consumers"), a wholly owned subsidiary of CMS Energy Corporation ("CMS Energy"), announced that it had closed on its agreement to purchase 100% of the membership interests in Zeeland Power Company, L.L.C. ("Zeeland Power") which owns a 946 megawatt gas fired power plant (the "Zeeland Generating Plant") located in Zeeland, Michigan, from Broadway Gen Funding, LLC, an affiliate of the LS Power Group, for a base purchase price of $517 million.

See the News Release dated December 21, 2007, which is attached as Exhibit 99.1, for additional information.

Item 8.01 Other Events.

In an order issued on December 18, 2007, the Michigan Public Service Commission ("MPSC") found that Consumers' purchase of the Zeeland Generating Plant was reasonable and prudent, and the company should be permitted in the future to recover reasonable and prudent costs associated with purchasing, owning, operating, and maintaining the Zeeland Generating Plant. The MPSC also permitted Consumers to increase its retail rates to recover $69.5 million annually for costs related to the Zeeland Generating Plant. The MPSC also denied the company’s request for interim rate relief and deferred several other issues until the final phase of the case. The MPSC has not set a date for issuance of an order addressing final rate relief in this matter.

The order is available on the MPSC website at www.michigan.gov/mpsc.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Consumers Energy Company News Release dated December 21, 2007

This Form 8-K contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” each found in the MANAGEMENT’S DISCUSSION AND ANALYSIS sections of CMS Energy’s Form 10-K, Consumers’ Form 10-K for the Year Ended December 31, 2006 and a form 8-K filed June 4, 2007 amending CMS Energy’s 2006 financial statements to reflect certain discontinued operations resulting from certain recent asset sales, as well as updated in CMS Energy’s and Consumers’ Forms 10-Q for the Quarters ended March 31, 2007, June 30, 2007 and September 30, 2007 (CMS Energy’s and Consumers’ “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference), that discuss important factors that could cause CMS Energy’s and Consumers’ results to differ materially from those anticipated in such statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMS Energy Corporation

December 21, 2007	By:	Thomas J. Webb

Name: Thomas J. Webb
Title: Executive Vice President and Chief Financial Officer

Consumers Energy Company

December 21, 2007	By:	Thomas J. Webb

Name: Thomas J. Webb
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Consumers Energy Company News Release dated December 21, 2007